[USAA logo appears here. (R)]






              USAA INCOME
                       STOCK Fund




                      [Image appears here.]



       Annual Report


---------------------------------------------------------------------
       July 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      SHAREHOLDER VOTING RESULTS                                      13

      FINANCIAL INFORMATION

         Distributions to Shareholders                                16

         Independent Auditors' Report                                 17

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            24

         Statement of Assets and Liabilities                          25

         Statement of Operations                                      26

         Statements of Changes in Net Assets                          27

         Notes to Financial Statements                                28

2

USAA
-------------------------------------------------------------------------------
                              Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------------
         EQUITY                         MONEY MARKET                    INDEX
--------------------------------------------------------------------------------------
     Aggressive Growth                  Money Market           Extended Market Index
(CLOSED TO NEW INVESTORS)
                                  Tax Exempt Money Market        Global Titans Index
      Capital Growth
                                Treasury Money Market Trust       Nasdaq-100 Index
     Emerging Markets
                                     State Money Market             S&P 500 Index
    First Start Growth
                                ------------------------------------------------------
          Gold                         TAXABLE BOND                ASSET ALLOCATION
(ON OCTOBER 1, 2001, THE        ------------------------------------------------------
FUND'S NAME WILL BE CHANGED TO
PRECIOUS METALS AND MINERALS.)          GNMA Trust                Balanced Strategy

         Growth                  High-Yield Opportunities       Cornerstone Strategy

     Growth & Income                     Income                Growth and Tax Strategy

      Income Stock                Intermediate-Term Bond           Growth Strategy

      International                   Short-Term Bond              Income Strategy

  Science & Technology          ---------------------------
                                      TAX-EXEMPT BOND
     Small Cap Stock            ---------------------------

         Value                           Long-Term

     World Growth                    Intermediate-Term

                                        Short-Term

                                     State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                           INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STOCK FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                            from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                "WE AT USAA INVESTMENTS
                            ARE WATCHING ECONOMIC INDICATORS
                              CLOSELY FOR POSITIVE CHANGES
                                    IN THE ECONOMY."

--------------------------------------------------------------------------------


               At the end of your Fund's annual report period, we were in the midst of a summer marked by poor market conditions and signs of a flagging economy, including weak corporate earnings and substantial work force reductions by companies nationwide. It was indeed a long, hot summer--one that continued a period of uneasiness that began more than a year ago. The question is, Have we seen the bottom?

               At this point, we believe the market is also unsure whether the economy has truly bottomed out and is on its way to recovery. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               Although no one can truly predict the timing of market swings, we know from history that poor markets do not last forever. We at USAA Investments are watching economic indicators closely for positive changes in the economy.

 ...CONTINUED
--------------------------------------------------------------------------------


               As of this writing, the Federal Reserve Board (the Fed) had reduced the federal funds rate seven times since January 2001, bringing it down to 3.5%--the lowest rate since spring 1994. Typically, a six- to 12-month lag exists between a Fed rate cut and its impact on our economy. We hope to see the increasingly stimulative effects of these cuts over the next several months.

               Another element contributing to potential recovery is the aggressive tax relief plan launched by the federal government. This significant tax cut has resulted in income tax rebates for consumers and lower tax brackets, which will be reduced even further over the next several years.

               Potential outcomes of these economic stimulators include growth in the gross domestic product (GDP), lower unemployment levels, a boost in consumer confidence, and improved corporate earnings.

               In our view, the key factor that could slow a recovery is a continued lull in corporate earnings and, consequently, capital spending. If this lull persists, it will continue to make life tough for technology companies and related industries. In short, the slump could continue until corporate America gains enough confidence to start spending again.

               There are, however, some signs that a recovery may happen sooner rather than later. The index of leading economic indi-


               THE INDEX OF LEADING ECONOMIC INDICATORS IS A COMPOSITE INDEX COMPILED BY THE U.S. DEPARTMENT OF COMMERCE THAT TRACKS PREVIOUSLY REPORTED DATA OF 11 LEADING INDICATORS, INCLUDING (BUT NOT LIMITED TO) BUILDING PERMITS, CAPITAL GOODS ORDERS, AVERAGE WORK WEEK, AND CONSUMER GOODS ORDERS. THE INDEX ATTEMPTS TO MEASURE OR PREDICT FUTURE ECONOMIC ACTIVITY.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                            from the PRESIDENT


               cators rose in July for the fourth consecutive month. Although it is not a perfect indicator, a three-month consecutive rise in this index typically has signaled the beginning of economic recovery or expansion. In addition, the purchasing managers' index (PMI), which reflects conditions in the economy's manufacturing sector, rose significantly in August to a level consistent with 1.9% real GDP growth. If economic stimulators are successful and these indexes are correct, we could see improvements late in the fourth quarter of 2001 or in the first quarter of 2002.

               Whatever the market situation, we are committed to providing our perspectives on the market and other information that may help you determine and plan your investment goals. We'll work hard to earn your continued business.

               On behalf of the entire team at USAA Investments, I appreciate the opportunity to serve you.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board


               THE PURCHASING MANAGERS' INDEX (PMI) IS A COMPOSITE INDEX COMPILED BY THE NATIONAL ASSOCIATION OF PURCHASING MANAGERS
               (NAPM) BASED ON SEASONALLY ADJUSTED INDEXES FOR FIVE ECONOMIC INDICATORS IN THE MANUFACTURING SECTOR: NEW ORDERS, PRODUCTION, SUPPLIER DELIVERIES, INVENTORIES, AND EMPLOYMENT.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                            OVERVIEW


USAA INCOME STOCK FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Current income with the prospect of increasing dividend income and the potential for capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                       7/31/01                7/31/00
--------------------------------------------------------------------------------
  Net Assets                      $1,978.9  Million      $1,882.7  Million
  Net Asset Value Per Share             $18.44                 $17.63


--------------------------------------------------------------------------------
                  Average Annual Total Returns as of 7/31/01
--------------------------------------------------------------------------------
          1 YEAR                      5 YEARS                    10 YEARS
          10.57%                       12.35%                     12.18%


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                            OVERVIEW



                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the S&P 500 Index, and the Lipper Equity Income Funds Average, for the period of 07/31/1991 through 07/31/2001. The data points from the graph are as follows:

                 USAA INCOME                               LIPPER EQUITY INCOME
                 STOCK FUND          S&P 500 INDEX             FUNDS AVERAGE
                 -----------         -------------         --------------------

07/31/91           $10,000              $10,000                   $10,000
01/31/92            11,055               10,705                    10,779
07/31/92            11,823               11,277                    11,519
01/31/93            12,068               11,836                    12,065
07/31/93            13,001               12,259                    12,893
01/31/94            13,701               13,357                    13,941
07/31/94            13,103               12,891                    13,545
01/31/95            13,503               13,427                    13,697
07/31/95            15,570               16,251                    15,851
01/31/96            17,364               18,612                    18,035
07/31/96            17,628               18,941                    18,238
01/31/97            20,747               23,512                    21,468
07/31/97            23,173               28,812                    25,297
01/31/98            25,231               29,837                    26,342
07/31/98            26,250               34,374                    28,097
01/31/99            27,926               39,537                    29,299
07/31/99            29,677               41,318                    31,168
01/31/00            27,597               43,625                    29,234
07/31/00            28,535               45,023                    29,819
01/31/01            31,468               43,233                    32,670
07/31/01            31,550               38,574                    32,024

DATA FROM 07/31/91 THROUGH 07/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Equity Income Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Equity Income Funds Average is an average performance level of all mixed equity and income funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGER'S
--------------------------------------------------------------------------------
                            COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]               Stephan J. Klaffke, CFA

--------------------------------------------------------------------------------

HOW DID THE USAA INCOME STOCK FUND PERFORM?

               The USAA Income Stock Fund's return was 0.26% over the past six months and 10.57% over the past year. The Fund ranked 75 out of 203 funds in the Lipper Equity Income Funds category for the one-year period ending July 31, 2001, according to Lipper Analytical Services, Inc. Lipper rankings are based on total returns.



               THE FUND RANKED 53 OUT OF 121 FUNDS AND 23 OUT OF 44 FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY FOR THE FIVE- AND 10-YEAR PERIODS ENDING JULY 31, 2001, RESPECTIVELY.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                            COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               The Federal Reserve Board (the Fed) lowered interest rates six times during the period in an attempt to offset the profit recession corporate America has been experiencing. However, the stock market's performance over the past six months has been weaker than in the previous six months. In addition to the poor performance of the technology sector, more defensive sectors such as energy, utilities, and health care have also performed poorly over the last six months. The Fed is expected to lower interest rates further while inflation remains subdued.

WHAT WERE YOUR  STRATEGIES  FOR  BUYING  AND  SELLING  DURING THE PERIOD?

               We continued our strategy of diversifying the Fund away from the highest yielding securities to those investments with the best total return prospects. This strategy meets our three-pronged investment criteria: above-average dividend yields, growing dividend streams, and the potential for capital appreciation. We executed this strategy by taking advantage of the market's short-term overreaction to poor quarterly earnings and by investing in sound companies at a good price. The Fund was a net purchaser of stocks in the health care, capital goods, basic materials, consumer staples, and technology sectors. We also reduced our weightings in the utility and consumer cyclicals sectors.

11

 ...CONTINUED
--------------------------------------------------------------------------------


WHAT IS THE OUTLOOK?

               The consensus outlook in the investment community has changed from the expectation of a V-shaped recovery (a quick rebound) by the third quarter of 2001 to a much less robust recovery by the second quarter of 2002. The consumer is key to the economy's performance. To date, the consumer has supported the economy, but with corporate downsizing picking up steam and heavy consumer debt loads, just how long this support will continue is questionable. The Fed's accommodative actions, along with the government's tax rebate and relief program, could potentially stimulate consumer spending. However, these actions will have little effect if consumers think their jobs will be eliminated. We remain cautious in the near term but believe that our investment strategy has the potential to generate solid long-term results.

               Speaking for myself and our team of traders and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

12

PORTFOLIO
--------------------------------------------------------------------------------
                            HIGHLIGHTS


   --------------------------------------------
              TOP 10 EQUITY HOLDINGS
               (% of Net Assets)
   --------------------------------------------

   Verizon Communications, Inc.            3.8%

   Washington Mutual, Inc.                 3.7

   Texaco, Inc.                            3.5

   Bristol-Myers Squibb Co.                3.3

   Bank of America Corp.                   3.2

   American Home Products Corp.            3.0

   PNC Financial Services Group, Inc.      3.0

   National Fuel Gas Co.                   2.9

   NICOR, Inc.                             2.7

   H.J. Heinz Co.                          2.6

   --------------------------------------------


                                    --------------------------------------------
                                                 TOP 10 INDUSTRIES*
                                                 (% of Net Assets)
                                    --------------------------------------------

                                    Banks - Major Regional                  7.8%

                                    Oil - International Integrated          7.3

                                    Telephones                              6.9

                                    Electric Utilities                      6.4

                                    Health Care - Diversified               6.3

                                    Natural Gas Utilities                   6.2

                                    Banks - Money Center                    5.9

                                    Foods                                   4.7

                                    Real Estate Investment Trusts           3.7

                                    Savings & Loan Holding Companies        3.7

                                    --------------------------------------------

                                       *EXCLUDING MONEY MARKET INSTRUMENTS.

 YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-23.

SHAREHOLDER
--------------------------------------------------------------------------------
                            Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A through 2E and Proposal 4 are for the USAA Income Stock Fund, a series of the Company.


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:


                                                                 VOTES
               DIRECTORS                     VOTES FOR           WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              2,715,058,284       40,108,336

               Christopher W. Claus         2,715,058,925       40,107,695

               David G. Peebles             2,715,058,926       40,107,694

               Michael F. Reimherr          2,715,058,891       40,107,729

               Richard A. Zucker            2,715,058,603       40,108,017

               Barbara B. Dreeben           2,715,058,252       40,108,368

               Robert L. Mason, Ph.D.       2,715,058,603       40,108,017

               Laura T. Starks, Ph.D.       2,715,058,582       40,108,038

14

 ...CONTINUED
--------------------------------------------------------------------------------
                            Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal   to  approve   the   elimination   of  the   investment
               restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 74,681,203      4,562,315      1,064,591         479,922


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 75,285,606      4,119,180       903,323          479,922


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 74,201,654      5,004,288      1,102,167         479,922

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                72,226,700      7,044,408      1,037,000         479,923


PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 74,557,742      4,779,878       970,488          479,923


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  76,272,099     3,002,883     1,033,127         479,922

16

DISTRIBUTIONS
--------------------------------------------------------------------------------
                            to SHAREHOLDERS


USAA INCOME STOCK FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.


               ----------------------------------

               ORDINARY INCOME*          $0.49007

               LONG-TERM CAPITAL GAINS    0.50668
                                         --------
               TOTAL                     $0.99675
                                         ========

               ----------------------------------



               96.77% of ordinary income distributions qualifies for deduction by corporations.

               For federal income tax purposes the Fund may designate as capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.



               * INCLUDES  DISTRIBUTION  OF SHORT-TERM  CAPITAL  GAINS,  IF ANY,
                 WHICH ARE TAXABLE AS ORDINARY INCOME.

INDEPENDENT
--------------------------------------------------------------------------------
                            AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF DIRECTORS

               USAA INCOME STOCK FUND

               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP

               San Antonio, Texas
               September 7, 2001

18

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS


USAA INCOME STOCK FUND

JULY 31, 2001

                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (94.7%)
            AEROSPACE/DEFENSE (2.6%)
  664,300   Goodrich Corp.                                              $23,211
  700,000   Lockheed Martin Corp.                                        27,734
--------------------------------------------------------------------------------
                                                                         50,945
--------------------------------------------------------------------------------
            ALUMINUM (1.4%)
  700,000   Alcoa, Inc.                                                  27,461
--------------------------------------------------------------------------------
            AUTOMOBILES (1.9%)
1,500,000   Ford Motor Co.                                               38,205
--------------------------------------------------------------------------------
            AUTO PARTS (0.8%)
  600,000   Dana Corp.                                                   15,450
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (7.8%)
1,000,000   Bank One Corp.                                               38,710
  750,000   FleetBoston Financial Corp.                                  28,140
  890,000   PNC Financial Services Group, Inc.                           59,051
  400,000   SunTrust Banks, Inc.                                         27,700
--------------------------------------------------------------------------------
                                                                        153,601
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (5.9%)
1,000,000   Bank of America Corp.                                        63,620
  600,000   First Union Corp.                                            21,240
  750,000   J. P. Morgan Chase & Co.                                     32,475
--------------------------------------------------------------------------------
                                                                        117,335
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.6%)
  250,000   PepsiCo, Inc.                                                11,658
--------------------------------------------------------------------------------
            CHEMICALS (1.8%)
  600,000   Dow Chemical Co.                                             21,840
1,000,000   Lyondell Chemical Co.                                        14,440
--------------------------------------------------------------------------------
                                                                         36,280
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS
                           (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            CHEMICALS - SPECIALTY (0.6%)
  400,000   International Flavors & Fragrances, Inc.                   $ 11,652
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.4%)
  900,000   Nortel Networks Corp.                                         7,155
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.5%)
1,200,000   Compaq Computer Corp.                                        17,928
  500,000   Hewlett-Packard Co.                                          12,330
--------------------------------------------------------------------------------
                                                                         30,258
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (6.4%)
  900,000   Allegheny Energy, Inc.                                       38,808
  272,500   Alliant Energy Corp.                                          7,785
1,100,000   TXU Corp.                                                    51,150
1,085,000   XCEL Energy, Inc.                                            29,230
--------------------------------------------------------------------------------
                                                                        126,973
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (3.1%)
  400,000   Emerson Electric Co.                                         22,944
  900,000   General Electric Co.                                         39,150
--------------------------------------------------------------------------------
                                                                         62,094
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.7%)
  600,000   Intel Corp.                                                  17,886
  200,000   Linear Technology Corp.                                       8,716
  200,000   Texas Instruments, Inc.                                       6,900
--------------------------------------------------------------------------------
                                                                         33,502
--------------------------------------------------------------------------------
            ENTERTAINMENT (0.3%)
  200,000   Walt Disney Co.                                               5,270
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (2.5%)
1,000,000   Citigroup, Inc.                                              50,210
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001



                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            FOODS (4.7%)
1,000,000   ConAgra Foods, Inc.                                        $ 21,490
1,200,000   H.J. Heinz Co.                                               51,852
1,000,000   Sara Lee Corp.                                               20,170
--------------------------------------------------------------------------------
                                                                         93,512
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (6.3%)
1,000,000   American Home Products Corp.                                 60,310
1,100,000   Bristol-Myers Squibb Co.                                     65,054
--------------------------------------------------------------------------------
                                                                        125,364
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.7%)
  200,000   Procter & Gamble Co.                                         14,204
--------------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.7%)
  250,000   Lincoln National Corp.                                       12,758
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (1.5%)
  147,800   Chubb Corp.                                                  10,371
  360,800   Fidelity National Financial, Inc.                             9,251
  550,000   First American Corp.                                          9,763
--------------------------------------------------------------------------------
                                                                         29,385
--------------------------------------------------------------------------------
            IRON & STEEL (0.3%)
  256,000   Allegheny Technologies,  Inc.                                 4,879
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.6%)
  200,000   Bear Stearns Cos., Inc.                                      11,630
--------------------------------------------------------------------------------
            LODGING/HOTEL (0.7%)
  400,000   Starwood Hotels & Resorts Worldwide, Inc. "B"                14,276
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (1.5%)
  200,000   Caterpillar, Inc.                                            11,020
  414,480   Ingersoll Rand Co.                                           18,104
--------------------------------------------------------------------------------
                                                                         29,124
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001

                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (2.8%)
  300,000   Honeywell International, Inc.                              $ 11,061
  113,500   Minnesota Mining & Manufacturing Co.                         12,698
1,500,000   Tomkins plc ADR                                              17,250
  200,000   United Technologies Corp.                                    14,680
--------------------------------------------------------------------------------
                                                                         55,689
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (5.6%)
1,192,000   National Fuel Gas Co.                                        57,216
1,450,000   NICOR, Inc.                                                  53,839
--------------------------------------------------------------------------------
                                                                        111,055
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (3.0%)
  600,000   Conoco, Inc. "B"                                             18,600
1,500,000   Occidental Petroleum Corp.                                   41,460
--------------------------------------------------------------------------------
                                                                         60,060
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (7.3%)
  984,000   BP plc ADR                                                   48,629
  300,000   Chevron Corp.                                                27,417
1,000,000   Texaco, Inc.                                                 69,250
--------------------------------------------------------------------------------
                                                                        145,296
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.7%)
  400,000   Baker Hughes, Inc.                                           14,232
--------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (1.1%)
  750,000   Mead Corp.                                                   22,290
--------------------------------------------------------------------------------
            PERSONAL CARE (0.4%)
  250,000   Gillette Co.                                                  6,968
--------------------------------------------------------------------------------
            PUBLISHING/NEWSPAPERS (0.7%)
  920,000   Hollinger International, Inc.                                13,358
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            RAILROADS/SHIPPING (0.8%)
  400,000   CSX Corp.                                                $   15,648
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (3.7%)
  281,900   Archstone Communities Trust                                   7,191
  300,000   Boston Properties, Inc.                                      11,565
   60,000   Charles E. Smith Residential Realty, Inc.                     2,995
  411,361   Equity Office Properties Trust                               12,349
  320,000   Franchise Finance Corp. of America                            8,224
  400,000   Highwoods Properties, Inc.                                   10,220
  260,000   Post Properties, Inc.                                         9,750
  350,000   Simon Property Group, Inc.                                    9,923
--------------------------------------------------------------------------------
                                                                         72,217
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.4%)
  200,000   Target Corp.                                                  7,740
--------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING COMPANIES (3.7%)
1,800,000   Washington Mutual, Inc.                                      72,936
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
  200,000   Vodafone Group plc ADR                                        4,310
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.1%)
  889,200   Sprint Corp. - FON Group                                     20,754
--------------------------------------------------------------------------------
            TELEPHONES (6.9%)
  800,000   Qwest Communications International, Inc.                     20,800
  900,000   SBC Communications, Inc.                                     40,527
1,400,000   Verizon Communications, Inc.                                 75,810
--------------------------------------------------------------------------------
                                                                        137,137
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,430,532)                    1,872,871
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            PREFERRED STOCKS (2.1%)

            DRUGS (0.9%)
  450,000   Pharmacia Corp.,
              6.50% cumulative convertible                            $  18,045
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.6%)
  200,000   El Paso Energy Corp.,
              4.75% cumulative convertible                               12,900
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.6%)
  250,000   Apache Corp.,
              6.50% cumulative convertible                               11,217
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $38,179)                       42,162
--------------------------------------------------------------------------------

PRINCIPAL                                                                MARKET
   AMOUNT                                                                 VALUE
    (000)   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.8%)

            COMMERCIAL PAPER
$  23,569   American General Finance Corp., 3.91%, 8/01/2001             23,569
   13,277   General Electric Capital Corp., 3.79%, 8/01/2001             13,277
--------------------------------------------------------------------------------
            Total money market instruments (cost: $36,846)               36,846
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $1,505,557)                      $1,951,879
================================================================================

24

NOTES
--------------------------------------------------------------------------------
                            to Portfolio of INVESTMENTS


USAA INCOME STOCK FUND

JULY 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets. Investments in foreign securities were 3.9% of net assets at July 31, 2001.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA INCOME STOCK FUND

JULY 31, 2001


ASSETS
   Investments in securities, at market value (identified cost of $1,505,557)     $1,951,879
   Cash                                                                                  274
   Receivables:
      Capital shares sold                                                                421
      Dividends                                                                        2,855
      Securities sold                                                                 25,064
                                                                                  ----------
         Total assets                                                              1,980,493
                                                                                  ----------

LIABILITIES
   Capital shares redeemed                                                               412
   USAA Investment Management Company                                                    829
   USAA Transfer Agency Company                                                          181
   Accounts payable and accrued expenses                                                 152
   Dividends payable on capital shares                                                    33
                                                                                  ----------
         Total liabilities                                                             1,607
                                                                                  ----------
            Net assets applicable to capital shares outstanding                   $1,978,886
                                                                                  ==========

REPRESENTED BY:
   Paid-in capital                                                                $1,469,579
   Accumulated undistributed net investment income                                     3,500
   Accumulated net realized gain on investments                                       59,485
   Net unrealized appreciation of investments                                        446,322
                                                                                  ----------
            Net assets applicable to capital shares outstanding                   $1,978,886
                                                                                  ==========
   Capital shares outstanding                                                        107,300
                                                                                  ==========
   Authorized shares of $.01 par value                                               250,000
                                                                                  ==========
   Net asset value, redemption price, and offering price per share                $    18.44
                                                                                  ==========

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENT
--------------------------------------------------------------------------------
                            of OPERATIONS
                            (in thousands)


USAA INCOME STOCK FUND

YEAR ENDED JULY 31, 2001


NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $315)            $ 56,473
      Interest                                                        6,597
                                                                   --------
         Total income                                                63,070
                                                                   --------
   Expenses:
      Management fees                                                 9,736
      Transfer agent's fees                                           2,520
      Custodian's fees                                                  229
      Postage                                                           321
      Shareholder reporting fees                                        116
      Directors' fees                                                     4
      Registration fees                                                  63
      Professional fees                                                  57
      Other                                                              45
                                                                   --------
         Total expenses                                              13,091
      Expenses paid indirectly                                           (3)
                                                                   --------
         Net expenses                                                13,088
                                                                   --------
            Net investment income                                    49,982
                                                                   --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                 62,214
   Change in net unrealized appreciation/depreciation                81,527
                                                                   --------
            Net realized and unrealized gain                        143,741
                                                                   --------
Increase in net assets resulting from operations                   $193,723
                                                                   ========


         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA INCOME STOCK FUND

YEARS ENDED JULY 31,


                                                          2001           2000
                                                      --------------------------
FROM OPERATIONS
   Net investment income                              $   49,982     $   64,333
   Net realized gain on investments                       62,214        167,813
   Change in net unrealized appreciation/depreciation
      of investments                                      81,527       (337,221)
                                                      --------------------------
      Increase (decrease) in net assets resulting
         from operations                                 193,723       (105,075)
                                                      --------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 (51,903)       (66,895)
                                                      --------------------------
   Net realized gains                                    (52,882)      (200,451)
                                                      --------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                             124,345        139,044
   Reinvested dividends                                   96,022        247,947
   Cost of shares redeemed                              (213,084)      (616,201)
                                                      --------------------------
      Increase (decrease) in net assets from
         capital share transactions                        7,283       (229,210)
                                                      --------------------------
Net increase (decrease) in net assets                     96,221       (601,631)

NET ASSETS
   Beginning of period                                 1,882,665      2,484,296
                                                      --------------------------
   End of period                                      $1,978,886     $1,882,665
                                                      ==========================
Accumulated undistributed net investment income:
   End of period                                      $    3,500     $    5,421
                                                      ==========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                             6,809          7,576
   Shares issued for dividends reinvested                  5,419         13,674
   Shares redeemed                                       (11,701)       (34,520)
                                                      --------------------------
      Increase (decrease) in shares outstanding              527        (13,270)
                                                      ==========================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA INCOME STOCK FUND

JULY 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

               2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               3. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

               4. Securities  that  cannot be valued  by the  methods  set forth above and all other assets are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund elected to utilize equalization debits by which a portion of the cost of redemptions that occurred during the year ended July 31, 2001, decreased accumulated net realized gain. As a result of this permanent difference between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid-in capital and decrease accumulated net realized gain on investments by $2,729,000.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date  the  securities  are  purchased  or sold  (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date; interest income is recorded on the accrual basis. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

            D. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2001, custodian fee offset arrangements reduced expenses by $3,000.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


            E. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million  with USAA  Capital  Corporation  (CAPCO),  an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases  and  proceeds  from sales of  securities,  excluding
         short-term  securities,   for  the  year  ended  July  31,  2001,  were
         $340,694,000 and $324,196,000, respectively.

         The cost of securities for federal income tax purposes was $1,505,557,000. Gross unrealized appreciation and depreciation of investments as of July 31, 2001, for federal income tax purposes were $514,508,000 and $68,186,000, respectively.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager carries out the  Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annual rate of 0.50% of its average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated


               THE LIPPER EQUITY INCOME FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THE LIPPER EQUITY INCOME FUNDS CATEGORY.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


               monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2004, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/-   1.00% to 4.00%           +/-  0.04%
         +/-   4.01% to 7.00%           +/-  0.05%
         +/-   7.01% and greater        +/-  0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


            B. ADMINISTRATIVE  AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager will receive a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. For the year ended July 31, 2001, the annual charge per account was $26. Effective August 1, 2001, the annual charge per account is $23.

            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INCOME STOCK FUND

JULY 31, 2001


(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                  YEAR ENDED JULY 31,
                          ------------------------------------------------------------------
                             2001          2000          1999          1998          1997
                          ------------------------------------------------------------------
Net asset value at
   beginning of period    $    17.63    $    20.69    $    19.65    $    19.01    $    15.85
Net investment income            .48           .56           .60           .75           .81
Net realized and
   unrealized gain (loss)       1.33         (1.38)         1.75          1.66          3.88
Distributions from net
   investment income            (.49)         (.58)         (.58)         (.75)         (.79)
Distributions of realized
   capital gains                (.51)        (1.66)         (.73)        (1.02)         (.74)
                          ------------------------------------------------------------------
Net asset value at
   end of period          $    18.44    $    17.63    $    20.69    $    19.65    $    19.01
                          =========================================================--=======
Total return (%) *             10.57         (3.85)        13.05         13.28         31.46
Net assets at
   end of period (000)    $1,978,886    $1,882,665    $2,484,296    $2,496,570    $2,186,329
Ratio of expenses to
   average net assets (%)        .67a          .67           .65           .65           .68
Ratio of net investment
   income to average
   net assets (%)               2.57          2.97          3.06          3.85          4.73
Portfolio turnover (%)         17.65         13.34         34.20         22.34         34.95

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Reflects total expenses prior to any custodian fee offset arrangement.

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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